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                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

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                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


     Date of report (date of earliest event reported): October 15, 2003

                            WCI COMMUNITIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                    1-9186                      59-2857021
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)           Identification Number)

       24301 WALDEN CENTER DRIVE,
       BONITA SPRINGS, FLORIDA 34134                             34134
 (Address of Principal Executive Office)                       (Zip Code)

      Registrant's telephone number, including area code: (239) 947-2600


                                NOT APPLICABLE

        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

     WCI Communities, Inc. announced on October 15, 2003 that third quarter back log stood $989.8 million, average unit sales price was $626,000 and unit orders for the quarter totaled 487 units.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c)     Exhibits

Exhibit   Title
Number

99.1      Press Release relating to Backlog and Third Quarter Orders.






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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WCI COMMUNITIES, INC.



Date:  October 15, 2003                      By: /s/ Vivien N. Hastings
                                                 --------------------------
                                                 Name:  Vivien N. Hastings
                                                 Title: Senior Vice President